Quarterly Holdings Report
for
Fidelity Freedom® Index 2010 Fund
December 31, 2021
FRX-X10-NPRT3-0322
1.906835.112
Domestic Equity Funds - 18.6%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $102,181,454)	10,457,020	166,894,033

International Equity Funds - 12.4%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $79,391,967)	7,406,781	111,546,127

Bond Funds - 45.3%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	34,122,087	355,552,145
Fidelity Series International Developed Markets Bond Index Fund (a)	2,242,682	22,045,566
Fidelity Series Long-Term Treasury Bond Index Fund (a)	3,295,141	28,074,604
TOTAL BOND FUNDS (Cost $398,670,293)		405,672,315

Inflation-Protected Bond Funds - 11.9%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	5,507,265	55,348,013
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	1,531,494	15,514,036
Fidelity Series Inflation-Protected Bond Index Fund (a)	3,417,802	36,160,343
TOTAL INFLATION-PROTECTED BOND FUNDS (Cost $104,294,382)		107,022,392

Short-Term Funds - 11.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (b)	4,915	4,916
Fidelity Series Treasury Bill Index Fund (a)	10,554,828	105,548,275
TOTAL SHORT-TERM FUNDS (Cost $105,536,576)		105,553,191

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $790,074,672)	896,688,058
NET OTHER ASSETS (LIABILITIES) - 0.0%	19,061
NET ASSETS - 100.0%	896,707,119

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	5,947	-	1,031	2	-	-	4,916	0.0%
Total	5,947	-	1,031	2	-	-	4,916

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	57,493,300	2,078,319	356,822	2,550	(69,518)	55,348,013
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	15,993,716	614,992	109,180	841	134,471	15,514,036
Fidelity Series Bond Index Fund	354,630,504	60,828,108	61,685,774	4,271,098	(827,604)	2,606,911	355,552,145
Fidelity Series Global ex U.S. Index Fund	113,532,428	24,226,390	28,004,052	2,931,436	1,490,795	300,566	111,546,127
Fidelity Series Inflation-Protected Bond Index Fund	67,332,050	12,464,288	44,305,201	2,838,107	2,039,682	(1,370,476)	36,160,343
Fidelity Series International Developed Markets Bond Index Fund	-	23,007,548	847,609	14,222	(6,142)	(108,231)	22,045,566
Fidelity Series Long-Term Treasury Bond Index Fund	26,011,511	4,689,377	4,642,747	527,589	(370,000)	2,386,463	28,074,604
Fidelity Series Total Market Index Fund	169,980,797	27,197,514	56,797,155	2,764,973	10,518,920	15,993,957	166,894,033
Fidelity Series Treasury Bill Index Fund	142,587,634	26,262,062	63,301,421	54,333	(33,572)	33,572	105,548,275
	874,074,924	252,162,303	262,277,270	13,867,760	12,815,470	19,907,715	896,683,142

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.